UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 29, 2022, Daré Bioscience, Inc. (“Daré”), issued a press release announcing that, based on the results of an interim analysis to evaluate the relative magnitude of the treatment effect, Daré expects to complete enrollment in the exploratory Phase 2b RESPOND clinical study of Sildenafil Cream, 3.6% in the fourth quarter of 2022, allowing for a topline data announcement target of the second quarter of 2023. A copy of the press release is attached as Exhibit 99.1 to this report.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Daré, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On August 29, 2022, Daré announced that, based on the results of an interim analysis to evaluate the relative magnitude of the treatment effect, Daré expects to complete enrollment in the exploratory Phase 2b RESPOND clinical study of Sildenafil Cream, 3.6% in the fourth quarter of 2022, allowing for a topline data announcement target of the second quarter of 2023. The interim analysis was conducted by an independent third-party statistical resource and Daré and its collaborator, Strategic Science & Technologies, LLC, continue to remain blinded to results of the study by treatment group.

The Phase 2b RESPOND clinical study is a multi-center, double-blind, placebo-controlled study to evaluate the efficacy and safety of Sildenafil Cream, 3.6% in premenopausal patients with female sexual arousal disorder (FSAD). The primary efficacy endpoint of the study is a composite endpoint that includes patient-reported improvement in genital sensations of arousal and reduction in distress associated with FSAD. The exploratory study is designed to evaluate Sildenafil Cream, 3.6% compared to placebo cream over 12 weeks of dosing following both a non-drug and placebo run-in period. While the study was originally expected to randomize a minimum of 400 subjects into the double-blind dosing period from 40 to 50 sites in the U.S. to achieve 150 subjects per arm completing the 12-week double-blind dosing period, based on the analysis of unblinded data by the independent third-party statistical resource to evaluate the relative magnitude of the treatment effect, it was determined to complete enrollment in the fourth quarter of 2022 with a revised projected 150 subjects expected to complete the 12-week double-blind dosing period (approximately 75 subjects per arm). The reduction in the number of subjects should not be viewed as indicative of the magnitude of the treatment effect. The relative magnitude of the treatment effect seen in the interim analysis should not be viewed as predictive that topline data will show Sildenafil Cream, 3.6% achieved the efficacy endpoints of the Phase 2b study.

Forward-Looking Statements

Daré cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “objective,” or the negative version of these words and similar expressions. In this report, forward-looking statements include, but are not limited to, statements relating to the timing of the completion of enrollment in the Phase 2b RESPOND clinical study and of the topline data announcement. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including, without limitation, risk and uncertainties related to: the risk that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate; Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s dependence on third parties to conduct clinical trials and manufacture and supply clinical trial material and commercial product; Daré’s ability to raise additional capital when and as needed to advance its product candidates, execute its business strategy and continue as a going concern; the loss of, or inability to attract, key personnel; the effects of the COVID-19 pandemic, macroeconomic conditions and geopolitical events on Daré’s operations, financial results and condition, and ability to achieve current plans and objectives, including the potential impact of the pandemic on Daré’s ability to timely enroll, conduct and report results of its clinical trials and on the ability of third parties on which Daré relies to assist in the conduct of its business to fulfill their contractual obligations to Daré; the risk that developments by competitors make Daré’s product or product candidates less competitive or obsolete; failure to timely establish or maintain third-party partnerships or collaborations to develop and/or commercialize Daré’s product and Daré’s product candidates, if approved; failure of Daré’s product or product candidates, if approved, to gain market acceptance or obtain adequate coverage or reimbursement from third-party payers; Daré’s ability to retain its licensed rights to develop and commercialize a product or product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product and product candidates; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; product liability claims; governmental investigations or actions relating to Daré’s product, product candidates or business activities; cyberattacks, security breaches or similar events that compromise Daré’s technology systems or those of third parties on which it relies and/or significantly disrupt Daré’s business; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on August 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: August 29, 2022	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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